Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

Email: Notifying buyers of timeline with timelines

You are receiving this email because you indicated interest in participating in the offering of Figure’s blockchain equity. To make your purchase you will need to send YLDS, that you own without encumbrance, to Figure.

To do so, first you must purchase YLDS using USDC or via a USD wire transfer. We will not accept YLDS purchased via ACH. We suggest that you purchase YLDS to be ready for the transaction as soon as possible.

Necessary Steps:

●	Fund your account

○	You can roughly estimate the funding amount needed by multiplying the current FIGR price by the quantity of shares of FGRD you would like to purchase*
○	Estimated funding= (FGRD you wish to purchase) x (price of FIGR traded on NASDAQ)

●	Send a wire or deposit USDC into your Figure Markets wallet
●	With the funds in your wallet, purchase YLDS
●	You must have the necessary amount of YLDS in your account by Tuesday 2/17 at 8pm EST
●	We will send final allocations on Wednesday*
●	You must send YLDS to Figure by 2pm EST on Wednesday **

*Submission of an allocation request through Figure Markets does not guarantee an allocation, and any requested allocation may not be accepted or may be reduced or rejected in whole or in part.

**Instructions will be sent via email on Wednesday morning

The offering will be made only by means of a prospectus. Copies of the preliminary prospectus, when available, may be obtained from: Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, New York 10282, by telephone at 1-866-471-2526, by facsimile at 212-902-9316 or by email at prospectus-ny@ny.email.gs.com; Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; or Cantor Fitzgerald & Co., Attention: Capital Markets, 110 East 59th Street, 6th Floor, New York, New York 10022, or by email at prospectus@cantor.com.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective. This e-mail shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

FIGURE | Markets

Figure Blockchain Shares Indication of Interest – Immediate Action Required